UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2009
OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)
(812) 464-1294
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On September 22, 2009, Old National Bancorp (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the underwriters listed therein (together the “Underwriters”), providing for the offer and sale in a firm commitment underwritten public offering of 18,000,000 shares of common stock of the Company, no par value per share. In addition, pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 2,700,000 additional shares of the Company’s common stock to cover over-allotments, if any. The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the shares. The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
     In addition, pursuant to the Underwriting Agreement, certain directors and executive officers of the Company entered into agreements in substantially the form included in the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.
ITEM 7.01. REGULATION FD DISCLOSURE.
     On September 22, 2009, the Company issued a press release announcing that its underwritten public offering of 18,000,000 shares of common stock was priced at $10.00 per share and that the Company had granted the Underwriters a 30-day option to purchase a number of additional shares representing up to 15% of the offering amount to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 1.1	Underwriting Agreement, dated September 22, 2009, between Old National Bancorp and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named in Schedule I thereto.

Exhibit 99.1	Press Release issued by Old National Bancorp dated September 22, 2009.
* * * * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp (Registrant)
Date: September 23, 2009	By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

Exhibit 1.1	Underwriting Agreement, dated September 22, 2009, between Old National Bancorp and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named in Schedule I thereto.

Exhibit 99.1	Press Release issued by Old National Bancorp dated September 22, 2009.